UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

IANTHUS CAPITAL HOLDINGS, INC.

(Name of registrant in its charter)

British Columbia, Canada	000-56228	98-1360810
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

420 Lexington Avenue, Suite 414

New York, NY 10170

(Address of principal executive offices)

(646) 518-9411

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 9, 2021, iAnthus Capital Holdings, Inc. (the “Company”) issued a press release providing an update on the Florida regulatory approval required in connection with the Company’s previously disclosed recapitalization transaction (the “Recapitalization Transaction”). Specifically, on October 29, 2021, the Florida Department of Health, Office of Medical Marijuana Use (“OMMU”) approved a variance request filed by the Company’s subsidiary, McCrory’s Sunny Hill Nursery, LLC d/b/a GrowHealthy (“McCrory’s”), to approve the prospective change of beneficial ownership of McCrory’s contemplated by the Recapitalization Transaction (the “Variance Request”). On November 19, 2021, a petition (the “Petition”) was filed by certain petitioners (the “Petitioners”) with the OMMU challenging the OMMU’s approval of the Variance Request and requesting a formal administrative hearing before an administrative law judge at the Florida Division of Administrative Hearings. As a result of the Petition, the OMMU informed the Company that the OMMU’s prior approval of the Variance Request is not an enforceable agency order until such time that there is a final resolution of the Petition and a final agency order is issued by the OMMU under Rule 28-106 of the Florida Administrative Code, and Sections 120.569 and 120.57 of the Florida Statutes (collectively, the “Florida Rules”). On December 6, 2021, the Florida Department of Health issued the Petitioner’s an “order to show cause” with respect to why the Petition meets the criteria set forth in the Florida Administrative Code. The Petitioners have until December 17, 2021 to respond or amend the Petition. As previously disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, the consummation of the Recapitalization Transaction is subject to various conditions including, but not limited to, approval by state-level regulators in certain U.S. states with jurisdiction over the licensed cannabis operations of entities owned, in whole or in part or controlled directly or indirectly, by the Company in such states. Regulatory approvals remain outstanding in Massachusetts, New York and Maryland and, as a result of the Petition, in Florida until there is a final resolution of the Petition and a final agency order is issued by the OMMU pursuant to the Florida Rules.

A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 9, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date: December 13, 2021	By:	/s/ Randy Maslow
Randy Maslow Interim Chief Executive Officer